March 1, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated March 1, 2010, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class B	Advisor Class
TLSAX	TLSBX	Pending

Franklin Templeton International Trust	SUMMARY PROSPECTUS
Templeton Global Long-Short Fund

The Fund is currently closed to new investors, with limited exceptions. For more information, please turn to "Fund Details – Templeton Global Long - Short Fund" beginning on page 9 of this Prospectus.

Investment Goal

Long-term capital appreciation in both up and down (bull and bear) markets with less volatility than the overall global stock market.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 28 in this Prospectus and under “Buying and Selling Shares” on page 31 of the Fund’s statement of additional information. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the tables below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class B1	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	4.00%	None

1. New or additional investments into Class B are no longer permitted.

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Advisor Class
Management fees	2.50%	2.50%	2.50%
Distribution and service (12b-1) fees	0.25%	0.99%	None
Other expenses (including administration fees)	1.42%	1.42%	1.42%
Total annual Fund operating expenses	4.17%	4.91%	3.92%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
Class A	$ 970	$ 1,769	$ 2,581	$ 4,672
Class B	$ 891	$ 1,775	$ 2,661	$ 4,789
Advisor Class	$ 394	$ 1,195	$ 2,014	$ 4,138
If you do not sell your shares:
Class B	$ 491	$ 1,475	$ 2,461	$ 4,789

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund has both long and short positions in equity securities, primarily common stocks of companies located anywhere in the world, including developing or emerging markets. Under normal market conditions, the Fund will invest at least 40% of its net assets in foreign securities. The Fund will invest in at least three different countries, which may include the United States.

When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells a stock it does not own at the current market price and delivers to the buyer a stock that it has borrowed. The Fund makes money when the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The Fund buys stocks “long” that it believes will go up in price and sells stocks “short” that it believes will go down in price. The manager does not attempt to time the direction of the entire market nor target a market neutral strategy, but keeps the flexibility to shift the Fund’s net exposure (the value of securities held long less the value of securities held short) depending on which market opportunities—long or short—look more attractive. The Fund generally will have a net long position, although it may have a net short position in any region, country or sector.

When choosing long or short equity positions for this Fund, the manager applies a “bottom up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Stocks   Generally, stocks historically have outperformed other types of investments over the long term, but individual stock prices tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and include risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign security and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Country and Sectors Focus   To the extent that the Fund focuses on particular countries or sectors of the market from time to time, the Fund may be subject to greater risks of adverse developments in such countries or sectors than a fund that invests in a wider variety of countries or sectors.

Short Sales   Short sales carry risks of loss if the price of the security sold short increases after the sale, and the Fund must pay more for the security than it has received from the purchaser in the short sale. The Fund’s long positions could decline in value at the same time that the value of the stocks the Fund sold short increases, thereby increasing the potential for loss. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price.

Due to local restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. These restrictions will limit the Fund’s ability to fully implement a short selling strategy that could otherwise help the Fund to pursue its investment goal. The universe of securities eligible to be sold short by the manager on behalf of the Fund is also restricted by internal policies of the investment manager that prohibit the short sale of a security by one fund or account that is held long by another fund or account that is managed by the investment manager or certain of its affiliates.

Leverage   The Fund’s short sales are a form of leverage that may result in increased volatility of returns. The Fund’s assets that are used to cover the short sales may decrease in value while the short positions are outstanding. This may force the Fund to use its other assets to increase the collateral and reduce the Fund’s flexibility in investing. Such leverage also creates interest expense that may lower overall Fund returns.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s investment manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q3'09	16.24%
Worst Quarter:	Q4'08	-17.39%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2009
	1 Year	5 Years	Since Inception 7/31/2001
Templeton Global Long-Short Fund - Class A
Return Before Taxes	16.05%	-1.33%	1.02%
Return After Taxes on Distributions	15.97%	-2.16%	0.49%
Return After Taxes on Distributions and Sale of Fund Shares	10.42%	-1.17%	0.84%
Templeton Global Long-Short Fund - Class B	18.31%	-1.13%	1.09%
Templeton Global Long-Short Fund - Advisor Class	23.49%	0.16%	1.94%
MSCI World Index (index reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.03%

Historical performance for Advisor Class shares prior to its inception is based on the performance of Class A shares. Advisor Class performance has been adjusted to reflect differences in sales charges between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Sub-Advisor

Templeton Global Advisors Limited (Global Advisors)

Portfolio Managers

MATTHEW R. NAGLE, CFA   Portfolio Manager of Global Advisors and portfolio manager of the Fund since 2007.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our Web site at www.franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $10,000 (or $1,000 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Templeton Global Long-Short Fund

Investment Company Act file #811-06336
00070369	467 PSUM 03/10